                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                               EMULEX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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

                               EMULEX CORPORATION
                             3535 HARBOR BOULEVARD
                          COSTA MESA, CALIFORNIA 92626
                                 (714) 662-5600
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 16, 2000
                            ------------------------

To the Stockholders of EMULEX CORPORATION:

     You are cordially invited to attend the Annual Meeting of Stockholders of Emulex Corporation, a Delaware corporation (the "Company"), which will be held at the Sutton Place Hotel at 4500 MacArthur Boulevard, Newport Beach, California, at 10:00 a.m., Pacific Standard Time, on Thursday, November 16, 2000, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

          1. To elect a board of six directors to serve until the next annual meeting of the Company's stockholders and until their successors have been elected and qualified;


          2. To consider and take action concerning an amendment of the Company's Certificate of Incorporation (the form of which is included as Appendix A to the accompanying Proxy Statement), pursuant to which (i) the authorized number of shares of common stock of the Company will be increased from 120,000,000 to 240,000,000 shares, and (ii) a two-for-one stock split of outstanding shares of common stock of the Company will be effected on the basis of one new share of common stock for each outstanding share of common stock (the "Stock Split");



          3. To consider and take action concerning approval of an amendment of the Company's Employee Stock Option Plan which (i) increases the number of pre-Stock Split shares authorized for issuance under such plan by 1,775,000 shares, to 14,345,000 from 12,570,000, and (ii) extends the expiration date of the plan to September 30, 2005;


          4. To consider and take action concerning approval of an amendment of the Company's 1997 Stock Option Plan for Non-Employee Directors which increases the number of pre-Stock Split shares authorized for issuance under such plan by 140,000 shares, to 740,000 from 600,000;

          5. To consider and take action concerning the adoption of an Employee Stock Purchase Plan, the form of which is included as Appendix B to the accompanying Proxy Statement;

          6. To ratify the selection of KPMG LLP as the Company's independent public accountants for fiscal year 2001; and

          7. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record of the Company's common stock at the close of business on October 2, 2000, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.

     THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE IT IS VOTED.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ MICHAEL J. ROCKENBACH
                                       Michael J. Rockenbach
                                       Vice President, Chief Financial Officer,
                                       Secretary and Treasurer

Costa Mesa, California
October 16, 2000

                               EMULEX CORPORATION
                             3535 HARBOR BOULEVARD
                          COSTA MESA, CALIFORNIA 92626
                                 (714) 662-5600
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                   APPROXIMATE DATE PROXY MATERIAL FIRST SENT
                       TO STOCKHOLDERS: OCTOBER 16, 2000
                            ------------------------

     The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Stockholders of Emulex Corporation, a Delaware corporation (the "Company"), to be held at the Sutton Place Hotel at 4500 MacArthur Boulevard, Newport Beach, California, at 10:00 a.m., Pacific Standard Time, on Thursday, November 16, 2000, and adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement.

                     SOLICITATION AND REVOCATION OF PROXIES


     A form of proxy is being furnished herewith by the Company to each stockholder, and, in each case, is solicited on behalf of the Board of Directors of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositaries, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. In that connection, the Company has retained ChaseMellon Shareholder Services, Los Angeles, California, to deliver soliciting materials to such record holders for distribution by them to their principals and to assist the Company in collecting proxies from such holders. The cost of these services, excluding out-of-pocket expenses, is not expected to exceed $4,000. Members of the management of the Company may also solicit some stockholders in person, or by telephone, telegraph or facsimile, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services.


     Proxies duly executed and returned by stockholders and received by the Company before the Meeting will be voted "FOR" the election of all six of the nominee-directors specified herein, "FOR" the amendment of the Company's Certificate of Incorporation, "FOR" approval of the amendment of the Company's Employee Stock Option Plan, "FOR" approval of the amendment of the Company's 1997 Stock Option Plan for Non-Employee Directors, "FOR" the adoption of the Company's Employee Stock Purchase Plan, and "FOR" the ratification of the selection of KPMG LLP as the Company's independent public accountants for fiscal year 2001, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors of the Company and each of them is a director of the Company.

     Under the Company's Bylaws and Delaware law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares not voted (whether by abstention, broker non-vote or otherwise) or voted against a nominee will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Abstentions as to the proposals to approve the amendment of the Company's Certificate of Incorporation, approve the amendment of the Company's Employee Stock Option Plan, approve the amendment of the Company's 1997 Stock Option Plan for Non-Employee Directors, approve the adoption of the Employee Stock Purchase Plan and ratify the selection of KPMG LLP as the Company's independent public accountants will have the same effect as votes against such proposals. Broker non-votes will be treated as unvoted for purposes of determining approval of such proposals and will not be counted as votes for or against such proposals.

     Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has a right to revoke it at any time by either (i) a later-dated proxy,
(ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (iii) attendance at the Meeting and voting in person.

                     VOTING SECURITIES AND STOCK OWNERSHIP

VOTING SECURITIES

     The Company has outstanding only common stock, of which 36,493,484 shares were outstanding as of the close of business on October 2, 2000 (the "Record Date"). Only stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of common stock is entitled to one vote.

     Representation at the Meeting by the holders of a majority of the outstanding common stock of the Company, either by personal attendance or by proxy, will constitute a quorum.

     The Company knows of no contractual arrangements which may at a subsequent date result in a change of control of the Company.

STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of the Record Date, information as to the beneficial ownership of the Company's common stock by all directors, by the executive officers identified in the Summary Compensation Table, and by all current directors and executive officers of the Company as a group.

                                                          AMOUNT AND NATURE OF
               NAME OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP(1)    PERCENT OF CLASS(2)
               ------------------------                  -----------------------    -------------------
Fred B. Cox............................................           850,000(3)                2.3%
Paul F. Folino.........................................           505,902(4)                1.4%
Michael P. Downey......................................           101,000(5)                  *
Bruce C. Edwards.......................................             2,000(6)                  *
Robert H. Goon.........................................            40,000(5)                  *
Don M. Lyle............................................            60,000(5)                  *
Ronald P. Quagliara....................................           169,897(7)                  *
Kirk D. Roller.........................................            18,750(5)                  *
Michael J. Rockenbach..................................           172,407(8)                  *
Michael E. Smith.......................................            25,997(5)                  *
All directors and executive officers as a group (14
  persons)(9)..........................................         2,024,614(5)                5.4%

---------------
(1) Except as otherwise indicated and subject to applicable community property and similar laws, the Company assumes that each named owner has the sole voting and investment power with respect to their shares (other than shares subject to options).

(2) Percent of class is based on the number of shares outstanding on the Record Date plus, with respect to each named person, the number of shares of common stock, if any, which the stockholder has the right to acquire within 60 days of such date. Ownership of less than one percent is indicated by an asterisk.


(3) Consists of 450,000 shares held in a family trust of which Mr. Cox and his wife are co-trustees and share voting and investment power, 360,000 shares held by a limited liability company of which Mr. Cox and his wife are the managing members, and 40,000 shares which are subject to options held by Mr. Cox which are currently, or within the next 60 days will be, exercisable.

(4) Consists of 120,468 shares held by Mr. Folino, 400 shares held by his daughter and 385,034 shares which are subject to options held by Mr. Folino which are currently, or within the next 60 days will be, exercisable.

(5) Includes shares which are purchasable pursuant to stock options which are currently, or within the next 60 days will be, exercisable.

(6) Consists of 2,000 shares held in a family trust of which Mr. Edwards and his wife are co-trustees and share voting and investment power.

(7) Consists of 58,560 shares held by Mr. Quagliara, 1,800 shares held by his children and 109,537 shares which are subject to options held by Mr. Quagliara which are currently, or within the next 60 days will be, exercisable.

(8) Consists of 116,196 shares held by Mr. Rockenbach, 2,480 shares held by his children and 53,731 shares which are subject to options held by Mr. Rockenbach which are currently, or within the next 60 days will be, exercisable.

(9) Includes persons who serve as executive officers of the Company's principal subsidiaries.

PRINCIPAL STOCKHOLDERS

     The following table sets forth information regarding ownership of outstanding shares of the Company's common stock by those individuals, entities, or groups who have advised the Company that they own more than five percent (5%) of the outstanding common stock of the Company.


                                                             AMOUNT AND NATURE OF
                 NAME OF BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP    PERCENT OF CLASS
                 ------------------------                    --------------------    ----------------
FMR Corp. .................................................    4,488,332(1)                12.3%
  82 Devonshire Street
  Boston, MA 02109
Massachusetts Financial Services Company...................    3,723,000(2)                10.2%
  500 Boylston Street
  Boston, MA 02116


---------------

(1) Based on conversations with the beneficial owner, it is the Company's belief that 4,488,332 shares are indirectly held by FMR Corp. on behalf of its direct and indirect subsidiaries.



(2) Based on its Schedule 13G filed August 18, 2000 and as updated by conversations with such owner, it is the Company's belief that Massachusetts Financial Services Company beneficially owns 3,723,000 shares as of October 10, 2000.


                      NOMINATION AND ELECTION OF DIRECTORS


     The Company's directors are to be elected at each annual meeting of stockholders. The six nominees for election as directors at this Meeting set forth in the table below are all recommended by the Board of Directors of the Company. Each of the nominated directors was elected a director at the 1999 Annual Meeting of Stockholders of the Company, with the exception of Bruce Edwards who was appointed by the Company's Board of Directors on May 18, 2000.


     In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board of Directors.

     The six nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company's directors to serve until the next annual meeting of stockholders and until their successors are elected and qualify. Subject to certain exceptions specified below, stockholders of record on the Record Date are entitled to cumulate their votes in the election of the Company's directors (i.e., they are entitled to the number of votes determined by multiplying the number of shares held by them times the number of directors to be elected) and may cast all of their votes so determined for one person, or spread their votes among two or more persons as they see fit. No stockholder shall be entitled to cumulate votes for a given candidate for director unless such candidate's name has been placed in nomination prior to the vote and the stockholder has given notice at the Meeting, prior to the voting, of the stockholder's intention to cumulate his or her votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors.

     The Company's Bylaws provide that only persons who are nominated in accordance with specified Bylaw procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by, or at the direction of, the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with certain notice procedures set forth in the Bylaws. Such nominations must be made by written notice to the Secretary of the Company and must be delivered or mailed and received at the principal executive offices of the Company not less than 60 days or more than 90 days prior to the date of the meeting. In the event that the first public disclosure of the date of the meeting is made less than 70 days prior to the date of the meeting, notice by the stockholder will be timely if received not later than the close of business on the tenth day following the day on which such disclosure was first made. The stockholder's notice must set forth certain information concerning the proposed nominee and the stockholder giving notice, as set forth in the Bylaws.


     The following table sets forth certain information concerning the nominees for election as directors (all of such nominees being continuing members of the Company's present Board of Directors):



             NOMINEE(1)                                 PRINCIPAL OCCUPATION                     AGE
             ----------                                 --------------------                     ---
Fred B. Cox(2).......................  Chairman of the Board of the Company and Director of      66
                                       Continuus Software Corporation
Paul F. Folino.......................  President and Chief Executive Officer of the Company      55
Michael P. Downey(3).................  Chairman of the Board of Artisoft, Inc.                   53
Bruce C. Edwards(3)..................  President and Chief Executive Officer of Powerwave        46
                                       Technologies, Inc.
Robert H. Goon(3)....................  Attorney                                                  59
Don M. Lyle(2).......................  Principal of Technology Management Company                61


---------------
(1) The Company does not have a nominating committee of the Board of Directors. The nominees for election as directors at the Meeting were selected by the Board of Directors of the Company.

(2) Member of the compensation committee of the Board of Directors of the Company, currently consisting of two directors, neither of whom is an employee of the Company, which held four meetings during the last fiscal year of the Company. The compensation committee reviews the performance of the executive officers of the Company and its subsidiaries and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the Emulex Corporation Employee Stock Option Plan.


(3) Member of the audit committee of the Board of Directors of the Company, currently consisting of three directors, none of whom is an employee of the Company, which held six meetings during the last fiscal year of the Company. The audit committee reviews, acts on, and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent public accountants, the scope of the annual audits, the nature of nonaudit services, the fees to be paid to the independent public accountants, the performance of the Company's independent public accountants and the accounting practices of the Company.


     Mr. Cox is a founder of the Company and has served as a director since its inception in 1979. Mr. Cox served as the Company's Chief Executive Officer from its inception until he retired in October 1990. From November 1991 until November 1994, Mr. Cox served as President of Continuus Software Corporation, a developer and marketer of computer software products, and currently serves as a member of its Board of Directors.

     Mr. Folino was appointed in May 1993 to serve as the President and Chief Executive Officer of the Company and as a director of the Company. From January 1991 to May 1993, Mr. Folino was President and Chief Operating Officer of Thomas-Conrad Corporation, a manufacturer of local area networking products.


     Mr. Downey has served as a director of the Company since February 1994 and is Chairman of the Audit Committee. From 1986 to 1997, Mr. Downey served as the senior financial executive of Nellcor Puritan Bennett and one of its predecessors, a manufacturer of medical instruments. From 1984 to 1986, Mr. Downey was Vice President of Finance with Shugart Corporation, a manufacturer of disk drives. Mr. Downey serves as Chairman of the Board of Artisoft Inc., a developer of software-based phone systems, and served as its interim President and Chief Executive Officer from March 2000 to July 2000.



     Mr. Edwards was appointed as a director of the Company on May 18, 2000. Since February 1996, he has served as President, Chief Executive Officer and as a director of Powerwave Technologies, Inc., a developer of wireless communications products. Mr. Edwards was Executive Vice President, Chief Financial Officer and Director of AST Research, Inc., a personal computer company, from July 1994 to December 1995 and Senior Vice President, Finance and Chief Financial Officer of AST Research, Inc. from March 1988 to July 1994. Mr. Edwards currently serves on the Board of Directors of Metawave Communications Corporation, a supplier of smart antenna systems to the wireless communications industry.


     Mr. Goon has served as a director of the Company since its inception in 1979. He has been engaged in the practice of law for 35 years. From before 1995 until November 1999, he was a partner in the law firm of Jeffer, Mangels, Butler & Marmaro LLP, counsel to the Company. Since November 1999, he has been a sole practitioner and has been retained by the Company for certain legal services. Mr. Goon is also a director of Coastcast Corporation, a manufacturer of investment-cast golf clubheads and medical devices, and of Artisoft, Inc.


     Mr. Lyle has served as a director of the Company since February 1994 and is Chairman of the Compensation Committee. Since 1983 he has served as an independent consultant to various computer and venture capital companies and as a principal of Technology Management Company, a management consulting firm specializing in high technology companies. Mr. Lyle also serves as a member of the board of directors of Systech Corporation, a data communications company, and Datron Systems Incorporated, a leading provider of remote sensing satellite earth stations, satellite communications systems, and HF and VHF radios to worldwide markets.


     There were ten meetings of the Board of Directors of the Company during the last fiscal year of the Company. Each of the directors of the Company attended 75% or more of the aggregate of the total number of meetings of the Board of Directors held during the last fiscal year and the total number of meetings held by all committees of the Board of Directors on which he served during the last fiscal year. The Company does not have a standing nominating committee or other committee performing a similar function.

COMPENSATION OF DIRECTORS

     Directors' Fees. Directors who are not employees of the Company receive a quarterly retainer of $5,000 and reimbursement for travel expenses. In addition, the chairmen of the audit and compensation committees receive an additional quarterly retainer of $500, while committee members receive an additional quarterly retainer of $300. Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors. Directors are entitled to reimbursement for out-of-pocket expenses in connection with attendance at Board and committee meetings.

     Stock Options. Pursuant to the terms of the Emulex Corporation Non-Employee Director Stock Option Plan (the "Old Director Plan") a maximum of 500,000 shares of common stock of the Company were authorized to be issued pursuant to exercise of stock options granted under the plan to directors who are not employees of the Company or any of its subsidiaries. The Old Director Plan expired by its terms on December 31, 1996 and all of the options issued under this plan have either expired or been canceled.

     Under the Old Director Plan each director of the Company was eligible to receive an option only if such director (i) was not then an employee of the Company or any of its subsidiaries, and (ii) had not, within the period of three years immediately preceding such time, received any stock option, stock bonus, stock appreciation right, or other similar stock award from the Company or any of its subsidiaries other than options granted to such director under the Old Director Plan ("Eligible Director"). Only Eligible Directors were eligible to receive options under the Old Director Plan.

     The Old Director Plan provided that an option to purchase 50,000 shares of common stock of the Company was to be granted automatically to each Eligible Director upon the later to occur of (i) the date of adoption of the Old Director Plan by the Board (October 24, 1990), or (ii) the date on which such director first became an Eligible Director.

     Payment for shares purchased on exercise of an option granted under the Old Director Plan may be made in either cash or in common stock of the Company having a fair market value (determined in the manner the exercise price of options is determined) equal to the aggregate exercise price of the shares being purchased. No option granted under the Old Director Plan may be exercised after the expiration of the earlier of (i) ten years following the date the option is granted or (ii) one year following the date the optionee ceases to be a director of the Company for any reason.

     On October 9, 1997, the Board of Directors of the Company adopted the Company's 1997 Stock Option Plan for Non-Employee Directors (the "Director Plan") under which a maximum of 400,000 shares of common stock of the Company may be issued pursuant to exercise of stock options granted under the Director Plan to directors who are not employees of the Company or any of its subsidiaries. The Director Plan was approved by stockholders of the Company at the 1997 Annual Meeting of Stockholders. An amendment to the Director Plan, which increased the number of shares authorized for issuance under such plan to 600,000 shares, was approved by stockholders of the Company at the 1999 Annual Meeting of Stockholders.

     Each director of the Company is eligible to receive an option under the Director Plan only if such director (i) is not then an employee of the Company or any of its subsidiaries, and (ii) has not, within the period of three years immediately preceding such time, received any stock option, stock bonus, stock appreciation right or other similar stock award from the Company or any of its subsidiaries other than options granted to such director under the Director Plan or the Old Director Plan ("Plan Eligible Director"). Only Plan Eligible Directors may receive options under the Director Plan. There are currently five Plan Eligible Directors -- Messrs. Cox, Downey, Edwards, Goon and Lyle.

     The Director Plan provides that an option to purchase 60,000 shares of common stock of the Company is granted automatically to each Plan Eligible Director upon the later to occur of (i) the date of adoption of the Director Plan by the stockholders, or (ii) the date on which such director first becomes a Plan Eligible Director. In addition, on each yearly anniversary of the date of grant of the initial option to each Plan Eligible Director, each such Plan Eligible Director is automatically granted an additional option to purchase 20,000 shares of common stock. The options will be non-qualified stock options not eligible for the favorable tax consequences given to incentive stock options by Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The purchase price per share of the common stock of the Company issuable upon exercise of the option is 100% of the fair market value per share of such common stock at the date of grant.

     Payment for shares purchased on exercise of an option may be made in either, (i) cash, (ii) in common stock of the Company having a fair market value (determined in the manner the exercise price of options is determined) equal to the aggregate exercise price of the shares being purchased, or (iii) by cashless exercise through the sale of the common stock underlying the option and remission to the Company of the aggregate exercise price from the proceeds of such sale. However, payment for exercises of less than 1,000 shares of common stock must be made in cash.

     Other Compensation. In fiscal 2000, the Company and/or its subsidiaries obtained legal services from the law firm of Jeffer, Mangels, Butler & Marmaro LLP, of which Mr. Goon was a partner until November 1999, and from Mr. Goon with respect to various matters since such time, on terms which the Company believes were as favorable as would have been obtained from unaffiliated parties.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table sets forth information concerning compensation of the principal executive officer of the Company and the four most highly compensated other executive officers of the Company or its subsidiaries for each of the last three completed fiscal years:

                           SUMMARY COMPENSATION TABLE


                                                                                  LONG-TERM
                                             ANNUAL COMPENSATION                 COMPENSATION
                                      ---------------------------------     ----------------------
                                                               OTHER                        ALL
                                                              ANNUAL          STOCK        OTHER
                                                              COMPEN-        OPTION       COMPEN-
 NAME AND PRINCIPAL POSITION   YEAR    SALARY     BONUS      SATION(1)      GRANTS(2)    SATION(3)
 ---------------------------   ----   --------   --------   -----------     ---------    ---------
Paul F. Folino...............  2000   $337,096   $731,565   $25,338,430(4)   160,000      $ 8,575
  President & CEO              1999    289,000    140,187           -0-      100,000       13,143
                               1998    286,370     24,092       134,079(4)    80,000       10,093
Ronald P. Quagliara..........  2000    208,981    200,778     1,773,445(5)    40,000        5,021
  Senior V.P., Research        1999    210,469     42,239           -0-      220,000(6)     2,267
     & Development             1998    186,144      9,785           -0-          -0-          471
Kirk D. Roller(7)............  2000    164,801    218,172     2,162,390(8)    60,000       14,649
  Senior V.P., Sales           1999    150,000     61,910           -0-      100,000(9)     7,730
     and Marketing             1998     23,077     10,385        16,540(10)      -0-           21
Michael J. Rockenbach........  2000    161,853    145,342     2,045,794(11)   40,000        9,363
  V.P. and CFO                 1999    150,716     28,441           -0-      186,000(12)    8,877
                               1998    138,176      6,790        17,729          -0-        6,531
Michael E. Smith.............  2000    139,668    123,959       558,798(14)   20,000        4,019
  V.P., Worldwide              1999     84,932     32,975           -0-       80,000        2,020
     Marketing (13)


---------------
 (1) Except where indicated in the Summary Compensation Table, perquisites and other personal benefits did not in the aggregate equal or exceed the lesser of $50,000 for any named individual or 10 percent of the total of annual salary and bonus reported in this table for such person.

 (2) The amounts in the table represent shares of the Company's common stock covered by stock options granted to the named individual under the Emulex Corporation Employee Stock Option Plan during the fiscal year in question.

 (3) This column includes the Company's matching contributions to the Emulex Retirement Savings Plan, group term life insurance premiums and health care reimbursement paid with respect to the named executive.

 (4) Includes $25,330,055 and $114,550 which represents the realized value of options exercised in 2000 and 1998, respectively.

 (5) Includes $1,765,375 which represents the realized value of options exercised in 2000.

 (6) Includes 170,000 shares subject to options which were granted in previous years and repriced in fiscal year 1999. The shares subject to options shown in this table as having been granted in 1998 are reduced by options which were repriced in 1999.

 (7) Mr. Roller became an officer of the Company in April 1998.

 (8) Includes $2,078,609 which represents the realized value of options exercised in 2000.

 (9) Represents shares subject to options which were granted in 1998 and repriced in 1999. The shares subject to options shown in this table as having been granted in 1998 are reduced by options which were repriced in 1999.

(10) Includes $15,540 which represents a hiring bonus.

(11) Includes $2,038,194 which represents the realized value of options exercised in 2000.

(12) Includes 156,000 shares subject to options which were granted in previous years and repriced in 1999. The shares subject to options shown in this table as having been granted in 1998 are reduced by options which were repriced in 1999.

(13) Mr. Smith became an officer of the Company in June 1999.


(14) Includes $550,838 which represents the realized values of options exercised in 2000.


KEY EMPLOYEE RETENTION AGREEMENTS

     The Company has previously entered into an agreement with Mr. Folino under which Mr. Folino would be entitled to receive the following payments and benefits in the event of termination of his employment by the Company without cause or by Mr. Folino because of a demotion within two years after a change in control of the Company: (i) a severance payment equal to the present value of two times the sum of Mr. Folino's annual salary plus the highest annual average of any two of his last three annual bonuses; (ii) continuation for two years following termination of employment of his health and life insurance, disability income, tax assistance and executive automobile benefits (reduced to the extent similar benefits are received by him from another employer); and (iii) acceleration of vesting of his right to exercise his stock options based on the length of his continued employment following the grant of the option by one year upon the change in control of the Company and full acceleration of vesting of such exercise right in the event of termination of his employment without cause or because of a demotion as aforesaid within two years after the change in control. The Company also has entered into similar agreements with Messrs. Quagliara, Roller, Rockenbach and Smith, and with four other executives of the Company. The key employee retention agreements for Messrs. Quagliara, Roller, Rockenbach and Smith provide for payments and benefits similar to those described above, except that the severance payment is equal to the present value of one times the sum of the employee's annual salary plus the highest annual average of any two of the employee's last three annual bonuses; and continuation following termination of employment of the employee's health and life insurance, disability income, tax assistance and executive automobile benefits (reduced to the extent similar benefits are received by the employee from another employer) is limited to one year.

OPTION GRANTS DURING FISCAL 2000

     The following table sets forth information on grants of stock options pursuant to the Emulex Corporation Employee Stock Option Plan during the fiscal year ended July 2, 2000, to the officers identified in the Summary Compensation
Table:

                       OPTION GRANTS IN FISCAL YEAR 2000


                                                                               POTENTIAL REALIZABLE VALUE AT
                                         % OF TOTAL                               ASSUMED ANNUAL RATES OF
                                           OPTIONS                             STOCK PRICE APPRECIATION FOR
                                         GRANTED TO                                   OPTION TERM(4)
                             OPTIONS      EMPLOYEES    EXERCISE   EXPIRATION   -----------------------------
           NAME             GRANTED(1)   IN 2000(2)    PRICE(3)      DATE           5%              10%
           ----             ----------   -----------   --------   ----------   -------------   -------------
Paul F. Folino............   160,000        11.56      $28.1875    8/17/09      $2,835,333      $7,184,724
Ronald P. Quagliara.......    40,000         2.89       28.1875    8/17/09         708,833       1,796,181
Kirk D. Roller............    40,000         2.89       28.1875    8/17/09         708,833       1,796,181
                              20,000         1.44      218.0630    3/26/10       2,741,823       6,947,772
Michael J. Rockenbach.....    40,000         2.89       28.1875    8/17/09         708,833       1,796,181
Michael E. Smith..........    20,000         1.44       28.1875    8/17/09         354,417         898,091


---------------
(1) The amounts in the table represent shares of the Company's common stock covered by stock options granted to the named individual under the Emulex Corporation Employee Stock Option Plan. Each option granted becomes exercisable on a cumulative basis as to 25% of the option shares one year after the date of grant and as to an additional 6.25% of the option shares each three month interval thereafter.

(2) The number of shares of Company common stock covered by the options granted to the named individual during the last completed fiscal year of the Company equals the percentage set forth below of the total number of shares of the Company's common stock covered by all options granted by the Company to employees of the Company during such year.

(3) The exercise price of each option is the market price of the common stock of the Company on the date of grant.

(4) These columns present hypothetical future values of the stock obtainable upon exercise of the options net of the option's exercise price, assuming that the market price of the Company's common stock appreciates at a five and ten percent compound annual rate over the ten year term of the options. The five and ten percent rates of stock price appreciation are presented as examples pursuant to the Securities and Exchange Commission rules governing the preparation of proxy statements and do not necessarily reflect management's assessment of the Company's future stock price performance. The potential realizable values presented are not intended to indicate the value of the options.

OPTION EXERCISES IN FISCAL 2000 AND YEAR-END OPTION VALUES

     The following table sets forth information concerning stock options which were exercised during, or held at the end of, fiscal 2000 by the officers named in the Summary Compensation Table:

                   OPTION EXERCISES AND YEAR-END VALUE TABLE


                                                               NUMBER OF               VALUE OF UNEXERCISED
                                                          UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                            SHARES                        AT FISCAL YEAR END           AT FISCAL YEAR END(1)
                          ACQUIRED ON      VALUE      ---------------------------   ---------------------------
          NAME             EXERCISE      REALIZED     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----            -----------   -----------   -----------   -------------   -----------   -------------
Paul F. Folino..........    398,905     $27,492,036     409,843        271,252      $25,383,091    $12,934,167
Ronald P. Quagliara.....     85,460       6,546,059      83,287         91,253        5,238,565      4,494,184
Kirk D. Roller..........     43,750       2,078,609       6,250        110,000          401,175      4,709,420
Michael J. Rockenbach...    110,361       6,645,186      36,261         79,378        2,325,295      4,007,576
Michael E. Smith........     15,625       1,082,619      10,625         73,750          536,373      3,708,553


---------------
(1) Common Stock valued at $65.688 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In fiscal 2000, Don M. Lyle and Fred B. Cox served as members of the Compensation Committee of the Company. After the meeting, it is anticipated that Messrs. Cox and Lyle will remain members of the Compensation Committee. Neither Mr. Cox nor Mr. Lyle is now, nor was at any time during the last completed fiscal year of the Company, an officer or employee of the Company. During fiscal 2000, no executive officer of the Company served as a member of the Compensation Committee (or its equivalent) or as a director of any entity whose executive officers served on either the Compensation Committee or the Board of Directors of the Company.

REPORT OF EXECUTIVE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors makes this report on executive compensation pursuant to Item 402 of Regulation S-K. Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, this report and the graph which follows this report shall not be incorporated by reference into any such filings, and such information shall be entitled to the benefits provided in Item 402(a)(9).

     The Compensation Committee reviews the performance of the executive officers of the Company, makes recommendations to the Board of Directors as to the compensation of the executive officers of the Company and its subsidiaries, reviews the compensation programs for other key employees, including salary and cash bonus levels, reviews and approves certain employee benefit policies and programs, and reviews and makes recommendations to management with respect to executive recruitment. In addition, the Compensation Committee administers the Emulex Corporation Employee Stock Option Plan ("Employee Plan"), including review and approval of grants of options under the plan to executive officers and other key employees of the Company and its subsidiaries.

     Compensation Policies and Philosophy. The Company's executive compensation policies are designed to attract, retain and reward executive officers who contribute to the Company's success, to provide economic incentives for executive officers to achieve the Company's business objectives by linking the executive officers' compensation to the performance of the Company, to strengthen the relationship between executive pay and stockholder value and to reward individual performance. The Company uses a combination of base salary, cash bonuses and stock option awards to achieve the aforementioned objectives.

     The Compensation Committee considers a number of factors which include the level and types of compensation paid to executive officers in similar positions by comparable companies. In addition, the Compensation Committee evaluates corporate performance by looking at factors such as performance relative to competitors, performance relative to business conditions, and the success of the Company in meeting its financial objectives. The Compensation Committee also reviews the individual performance of each executive officer, including a review of the ability of a given executive to meet individual performance objectives, demonstration of job knowledge and skills, and the ability to work with others toward the achievement of the Company's goals.

     Components of Compensation. Executive officer salaries are established in relation to a range of salaries for comparable positions among a peer group of other computer companies of comparable size and complexity. The Company seeks to pay its executive officers salaries that are commensurate with their qualifications, duties and responsibilities and that are competitive in the marketplace. In general, the Company attempts to set executive compensation between the 50th and 75th percentile of salaries paid to executives of the Company's peer group of corporations. In making its annual salary recommendations, the Compensation Committee looks at the Company's financial position and performance, the contribution of the individual executive officers during the prior fiscal year in helping to meet the Company's financial and business objectives, and the executive officers' performance of their individual responsibilities.

     Executive officer cash bonuses are used to provide executive officers with financial incentives to meet performance targets of the Company. Performance targets and bonus recommendations for executives, other than principal executive officers, are proposed by the management of the Company based on the Company's annual operating plan, reviewed and, when appropriate, revised by the Compensation Committee and approved by the Board of Directors. Personal goals and bonus recommendations for the principal executive officers are recommended by the Compensation Committee based on the Company's achievement in comparison to the annual operating plan, and approved by the Board.

     The Compensation Committee believes that equity ownership by executive officers provides incentives to build stockholder value and align the interests of executive officers with the stockholders. Upon hiring executive officers, the Compensation Committee typically recommends stock option grants to the officers under the Employee Plan, subject to applicable vesting periods. Thereafter, the Compensation Committee considers awarding additional grants, usually on an annual basis, under the Employee Plan. The Compensation Committee believes that these additional annual grants provide incentives for executive officers to remain with the Company. Options are granted at the current market price for the Company's common stock and, consequently, have value only if the price of the Company's common stock increases over the exercise price. The size of the initial grant is usually based upon factors such as comparable equity compensation offered by other computer companies, the seniority of the executive officer and the contribution that the executive officer is expected to make to the Company. In determining the size of the periodic grants, the Compensation Committee considers prior grants to the executive officer, the executive's performance during the current fiscal year and his or her expected contributions during the succeeding fiscal year.

     Compensation of the Principal Executive Officer. The Compensation Committee reviews the performance of the principal executive officer, as well as other executive officers of the Company and its subsidiaries, annually. Based upon the Company's financial performance for fiscal year 2000, effective September 2000 the Compensation Committee elected to increase Mr. Folino's annual base salary and bonus base to $425,000 and $255,000, respectively. He was awarded a stock option grant of 200,000 shares under the Emulex Corporation Employee Stock Option Plan at an exercise price of $86.938.


                                          Respectfully submitted,

                                          Compensation Committee:

                                          Don M. Lyle, Chairman
                                          Fred B. Cox

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

     The graph below compares the cumulative total stockholder return on the Company's common stock with the cumulative total return on the Standard & Poor's 500 Index and the Hambrecht & Quist Computer Hardware Sector Index for the period of five fiscal years commencing July 3, 1995 and ended July 2, 2000.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
               EMULEX CORPORATION COMMON STOCK, S&P 500 INDEX AND
                HAMBRECHT & QUIST COMPUTER HARDWARE SECTOR INDEX
                              [PERFORMANCE GRAPH]

                                                                                                          H&Q COMPUTER HARDWARE
                                                      EMULEX CORP.                   S&P 500                     SECTOR
                                                      ------------                   -------              ---------------------
Jun-95                                                    100.00                     100.00                      100.00
Sep-95                                                     54.92                     107.95                      108.03
Dec-95                                                     42.49                     114.45                      111.64
Mar-96                                                     59.07                     120.59                      109.54
Jun-96                                                     60.62                     126.00                      117.67
Sep-96                                                     60.62                     129.89                      130.70
Dec-96                                                     65.28                     140.72                      148.01
Mar-97                                                     64.25                     144.49                      153.09
Jun-97                                                     63.21                     169.72                      180.30
Sep-97                                                     69.43                     182.43                      252.67
Dec-97                                                     56.99                     187.67                      201.50
Mar-98                                                     37.82                     213.85                      238.82
Jun-98                                                     24.61                     220.91                      255.73
Sep-98                                                     54.92                     198.94                      282.05
Dec-98                                                    165.80                     241.30                      387.15
Mar-99                                                    136.79                     253.33                      402.84
Jun-99                                                    460.88                     271.18                      434.60
Sep-99                                                    711.92                     254.25                      486.08
Dec-99                                                   1865.28                     292.08                      708.88
Mar-00                                                   1809.33                     298.78                      807.06
Jun-00                                                   1089.12                     290.84                      748.25

* Assumes that the value of the investment in the Company's common stock and each index was $100 on July 3, 1995.

                 AMENDMENT OF THE CERTIFICATE OF INCORPORATION


     The Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), authorizes the issuance of 120,000,000 shares of common stock, par value $0.10 per share, and 1,000,000 shares of preferred stock, par value $0.01 per share. On October 2, 2000, the Board of Directors of the Company approved a proposal to amend the Certificate of Incorporation to (i) increase the authorized number of shares of common stock from 120,000,000 to 240,000,000, and (ii) effect a two-for-one stock split of outstanding shares of common stock of the Company on the basis of one new share of common stock for each outstanding share of common stock, and to submit the proposed amendment to the stockholders at this Annual Meeting.


     A copy of the form of Certificate of Amendment of Certificate of Incorporation, as proposed to be amended by the Board subject to stockholder approval, is set forth in full as Appendix A to this Proxy Statement.

REASONS FOR AMENDMENT OF THE CERTIFICATE OF INCORPORATION

     The first general purpose and effect of the proposed amendment to the Company's Certificate of Incorporation will be to authorize 120,000,000 additional shares of common stock. The Board of Directors believes that it is prudent to have the additional shares of common stock available for general corporate purposes, including payment of stock dividends, stock splits or other recapitalizations, acquisitions, equity financings, and grants of stock options. Accordingly, the Company has determined that securing stockholder approval of 120,000,000 additional authorized shares of common stock would be appropriate in order to provide the Company with the flexibility to consider a combination of possible actions that might require the issuance of additional shares of common stock.


     The Company currently has 120,000,000 authorized shares of common stock. As of October 2, 2000, the Company had 36,493,484 shares issued and outstanding and of the remaining 83,506,516 authorized but unissued shares, the Company has reserved approximately 13,170,000 shares pursuant to the Company's option plans.


     Except in connection with the reserved shares described above, the Company currently has no arrangements or understandings for the issuance of additional shares of common stock, although opportunities for acquisitions and equity financings could arise at any time. While the intent of the amendment to the Certificate of Incorporation is otherwise, the proposed increase in the number of authorized shares, in addition to general corporate purposes, can be used to make a change in control of the Company more difficult, as detailed below.

     The additional shares of common stock for which authorization is sought would be identical to the shares of common stock of the Company authorized prior to approval of the proposed amendment. If the Board of Directors deems it to be in the best interest of the Company and the stockholders to issue additional shares of common stock in the future, the Board of Directors generally will not seek further authorization by vote of the stockholders, unless such authorization is otherwise required by law or regulations.


     The second general purpose and effect of the proposed amendment to the Certificate of Incorporation will be to complete a two-for-one common stock split. The Board of Directors believes that by increasing the number of shares outstanding, the proposed stock split will expand the base of stockholders and increase the liquidity afforded the Company's stockholders. In addition, the Board believes that the Company's shares become more attractive to individual investors when it is possible to acquire a larger number of them for the same total dollar amount. The Board of Directors considered a number of factors, including the 135% gain in the price per share of the Company's common stock from October 4, 1999 to October 2, 2000, as well as general market conditions, in deciding to effect the stock split. Accordingly, the Company has determined that securing stockholder approval of an additional two-for-one stock split is appropriate in order to increase the attractiveness of the common stock to individual investors.


POTENTIAL ANTI-TAKEOVER EFFECT OF INCREASE IN AUTHORIZED SECURITIES

     The increase in the authorized common stock may facilitate certain anti-takeover devices that may be advantageous to management if management attempts to prevent or delay a change of control. The Board of Directors could create impediments to a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid. In this connection, the Board of Directors could issue shares of common stock to a holder that would thereby have sufficient voting power to assure that certain types of proposals would not receive the requisite stockholder vote, including any proposal to remove directors, to accomplish certain business combinations opposed by the Board of Directors, or to alter, amend or repeal provisions in the Company's Certificate of Incorporation or Bylaws relating to any such action. Furthermore, the existence of such shares might have the effect of discouraging any attempt by a person or entity, through the acquisition of a substantial number of shares of common stock, to acquire control of the Company, since the issuance of such shares could dilute the common stock ownership of such person or entity. Employing such devices may adversely impact stockholders who desire a change in management or who desire to participate in a tender offer or other sale transaction involving the Company. By use of such anti-takeover devices, the Board of Directors may thwart a merger or tender offer even though stockholders might be offered a substantial premium over the then current market price of the common stock.

     At the present time, the Company is not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of the Company, and the proposed amendment to the

Certificate of Incorporation is not being made in response to any such attempt. Moreover, the Board of Directors does not currently intend to propose any additional anti-takeover measures in the foreseeable future.

VOTE REQUIRED FOR AMENDMENT OF THE CERTIFICATE OF INCORPORATION


     Amendment of the Certificate of Incorporation to (i) increase the number of authorized shares of common stock from 120,000,000 to 240,000,000, and (ii) effect a two-for-one stock split of outstanding shares of common stock of the Company requires the affirmative vote of the holders of a majority of the shares of common stock of the Company entitled to vote at the Meeting.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AMENDMENT OF THE CERTIFICATE OF INCORPORATION.

            APPROVAL OF AMENDMENT OF THE EMPLOYEE STOCK OPTION PLAN


     In 1980, the Board of Directors of the Company adopted the Emulex Corporation Employee Stock Option Plan (the "Employee Plan"). Under the Employee Plan, as in effect on October 2, 2000, options were outstanding in respect of an aggregate of 3,291,143 shares and an aggregate of 109,467 shares were available for future grants of options under the Employee Plan.


     On October 5, 1999, the Board of Directors amended the Employee Plan to (i) increase the number of shares covered by the plan by 1,450,000 shares, and (ii) extend the expiration date of the plan by three years to September 30, 2003. This amendment was approved by the stockholders of the Company at the 1999 Annual Meeting. (All share quantities have been restated to reflect the Company's stock splits and stock dividends to date).

THE AMENDMENT TO THE EMPLOYEE PLAN


     On October 2, 2000, the Board of Directors amended the Employee Plan, subject to approval of the stockholders, to (i) increase the number of shares covered by the plan by an additional 1,775,000 shares, and (ii) extend the expiration date of the plan by two years to September 30, 2005.



     In the event that the proposal to amend the Company's Certificate of Incorporation and effect a two-for-one stock split is approved by the stockholders at this Annual Meeting, the number of shares subject to the Employee Plan, the maximum grant limit, and the options granted thereunder will be adjusted accordingly.


PURPOSE OF THE EMPLOYEE PLAN

     The purpose of the Employee Plan will continue to be to further the growth and development of the Company and its subsidiaries by providing, through an equity interest in the Company, an incentive to officers and other key employees who are in a position to contribute materially to the prosperity of the Company, to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries. The Employee Plan is intended to provide additional compensation and incentives to eligible individuals whose present and potential contributions are important to the continued success of the Company, to afford such persons an opportunity to acquire a proprietary interest in the Company and to enable the Company to continue to enlist and retain the best available talent for the successful conduct of its business.

REASONS FOR AMENDMENT OF THE EMPLOYEE PLAN

     The amendment was adopted and is recommended for approval by the Company's stockholders because the Board believes that option grants and the stock issuances under the Employee Plan play an important role in the Company's efforts to attract employees of outstanding ability and to reward employees for outstanding performance. In the event the amendment to the Employee Plan is not approved by the stockholders, the

Board believes that the Company's inability to grant additional options under the Employee Plan will adversely impact the Company's future hiring, promotion and operating plans.

DESCRIPTION OF THE EMPLOYEE PLAN


     Following is a summary of the Employee Plan, qualified by reference to the complete text of the Employee Plan, as so amended, a copy of which will be available at the Annual Meeting and can be obtained by writing to the Corporate Secretary, Emulex Corporation, 3535 Harbor Boulevard, Costa Mesa, CA 92626.


     Types of Options. Two types of options may be granted under the Employee
Plan: options intended to qualify as incentive stock options under Section 422 of the Code; and non-qualified stock options not specifically authorized or qualified for favorable federal income tax consequences.

     Administration. The Employee Plan is administered by the Board of Directors, or in the discretion of the Board, by a Committee ("Committee") consisting of two or more directors of the Company where each such director is a "non-employee director" (within the meaning of amended Rule 16b-3 under the Securities Exchange Act of 1934). The Employee Plan administrator shall have exclusive authority to determine employees to whom options will be granted, the timing and manner of the grant of options, the exercise price, the number of shares covered by and all of the terms of options, the duration and purpose of leaves of absence which may be granted to optionees without constituting termination of employment for purposes of the Employee Plan and all other determinations necessary or advisable for administration of the Employee Plan. Members of the Committee are appointed by and serve at the pleasure of the Board and may be removed by the Board at its discretion. The Company's stockholders may elect to remove one or all of the members of the Board or of the Committee by voting for the removal of such members as directors of the Company.

     Eligibility. Any employee of the Company or any of its subsidiaries who does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations is eligible to receive an option under the Employee Plan.


     Shares Subject to the Employee Plan. The aggregate number of shares of common stock of the Company which may be issued after October 2, 2000, the date of amendment of the Employee Plan subject to stockholder approval, pursuant to exercise of options theretofore or thereafter granted under the Employee Plan shall not exceed 14,345,000 shares (subject to adjustment pursuant to the "anti-dilution" provisions of the Employee Plan). This represents an increase of 1,775,000 shares in the aggregate number of shares covered by the Employee Plan prior to amendment. This amendment would allow the Company to issue in the future a maximum of 1,884,467 shares upon exercise of options which are now outstanding or which may be granted in the future. Subject to the provisions of the Employee Plan, the Board or the Committee may determine, in its sole discretion, the number of shares of common stock of the Company with respect to which incentive stock options and non-qualified stock options may be granted. The maximum number of shares with respect to which options can be granted to any employee in any calendar year is limited to 2,000,000 shares.


     Grant, Term and Conditions of Options. The purchase price for the shares subject to any option granted under the Employee Plan shall not be less than 100% of the fair market value of the shares of common stock of the Company on the date the option is granted.

     The purchase price for any shares purchased pursuant to exercise of an option granted under the Employee Plan must be paid in full upon exercise of the option in cash or, at the discretion of the Board or Committee, upon such terms and conditions as it may approve, by transferring to the Company for redemption shares of common stock at their fair market value. Notwithstanding the foregoing, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any optionee to finance his or her purchase of shares pursuant to exercise of an option on such terms as may be approved by the Board or Committee, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

     No option shall be exercisable during the lifetime of an optionee by any other person. The Board or the Committee has the power to set the time(s) within which each option shall be exercisable and to accelerate the time(s) of exercise. Unless otherwise provided by the Board or the Committee, each option shall become exercisable on a cumulative basis as to 25% of the total number of shares covered by the option at any time after one year from the date the option is granted and as to an additional 6 1/4% after the end of each consecutive calendar quarter thereafter.

     No option shall be exercisable after the earliest of the following: the expiration of ten years after the date the option is granted; three months after the date the optionee's employment with the Company and its subsidiaries terminates if termination is for any reason other than permanent disability, death, or cause; the date the optionee's employment terminates if termination is for cause; or one year after the date the optionee's employment terminates if termination is a result of death or permanent disability.

     The aggregate fair market value (determined as of the time the option is granted) of stock with respect to which incentive stock options are exercisable by any employee for the first time during any calendar year shall not exceed $100,000.

     Within certain limitations, the Board or Committee has the power to modify, extend, or renew outstanding options granted under the Employee Plan, accept the surrender of outstanding options and authorize the granting of new options in substitution therefor. However, the Board has agreed not to reprice any options granted under the Employee Plan without stockholder approval.

     Mergers, Reorganizations and Consolidations. In the event of a liquidation of the Company or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, any unexercised options previously granted under the Employee Plan shall be deemed canceled unless the surviving corporation elects to assume the options or to use substitute options. However, unless the surviving corporation elects to assume the options or to use substitute options, the optionee shall have the right, exercisable during a ten day period ending on the fifth day prior to such liquidation, merger or consolidation, to fully exercise the optionee's option in whole or in part without regard to any installment exercise provisions otherwise provided in the Employee Plan.

     Employee Plan Amendments. The Employee Plan may be terminated or amended by the Board as it shall deem advisable. Without the authorization and approval of the stockholders, however, the Board may not make any amendments which would (i) increase the total number of shares covered by the Employee Plan, (ii) change the class of persons eligible to participate, or (iii) extend the term of the Employee Plan beyond ten years from the date of adoption.


     Term of Employee Plan. Unless sooner terminated by the Board in its sole discretion, the Employee Plan will expire on September 30, 2005.


FEDERAL INCOME TAX CONSEQUENCES

     Both non-qualified stock options and incentive stock options may be granted under the Employee Plan. The federal income tax consequences to the Company and to any person granted an option under the Employee Plan, under the existing applicable provisions of the Code and the regulations thereunder, are substantially as set forth below.

     Non-Qualified Options. Under current federal income tax law, the grant of a non-qualified option under the Employee Plan will have no federal income tax consequences to the Company or the optionee. Generally, upon exercise of a non-qualified stock option granted under the Employee Plan, the excess of the fair market value of the stock at the date of exercise over the option price (the "Spread") is taxable to the optionee as ordinary income. All such amounts taxable to an employee are deductible by the Company as compensation expense. The deduction will be allowed for the taxable year of the Company which includes the end of the taxable year in which the optionee includes an amount in income.


     Code Section 162(m) generally denies a tax deduction to any publicly held corporation for compensation that exceeds one million dollars paid to certain senior executives in a taxable year, subject to an exception for "performance based compensation" as defined in the Code and subject to certain transition provisions. The Company currently has structured the Employee Plan and stock option grants to senior executive officers who may be subject to Section 162(m) in a manner that is intended to satisfy the performance-based compensation exception. However, the Company reserves the authority to award non-deductible compensation as it deems appropriate. In addition, notwithstanding the Company's efforts, ambiguities and uncertainties regarding the application and interpretation of Section 162(m) make it impossible to provide assurance that performance-based compensation will, in fact, satisfy the requirements for deductibility under Section 162(m). Thus, Section 162(m) could limit the deductibility of compensation related to the exercise of options granted under the Employee Plan.


     Generally, the shares received on exercise of an option under the Employee Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the optionee will recognize income on the date of exercise of a non-qualified stock option. However, if the optionee is subject to Section 16(b) of the Exchange Act, the Section 16(b) restriction will be considered a substantial risk of forfeiture for tax purposes. Under current law, employees who are either directors or officers of the Company will be subject to restrictions under Section 16(b) of the Exchange Act during their term of service and for up to six months after termination of such service. SEC Rule 16b-3 provides an exemption from the restrictions of Section 16(b) for the grant of derivative securities, such as stock options, under qualifying plans. Because the Employee Plan satisfies the requirements for exemption under SEC Rule 16b-3, the grant of options will not be considered a purchase and the exercise of the options to acquire the underlying shares of the Company common stock will not be considered a purchase or a sale. Thus, ordinary income will be recognized and the Spread will be measured on the date of exercise.

     The taxable income resulting from the exercise of a non-qualified stock option will constitute wages subject to withholding and the Company will be required to make whatever arrangements are necessary to ensure that funds equaling the amount of tax required to be withheld are available for payment, including the deduction of required withholding amounts from the optionee's other compensation and requiring payment of withholding amounts as part of the exercise price. The tax basis for the Company common stock acquired is the option price plus the taxable income recognized. An optionee will recognize gain or loss on the subsequent sale of shares acquired upon exercise of a non-qualified stock option in an amount equal to the difference between the amount realized and the tax basis of such shares. Such gain or loss will be long-term or short-term capital gain or loss, depending upon whether the shares have been held for more than one year.

     Incentive Stock Options. There will be no federal income tax consequences to the Company or the employee as a result of the grant of an incentive stock option. The optionee also will not recognize income when the incentive stock option is exercised (subject to the alternative minimum tax rules discussed below). Generally, the Company receives no deduction at the time of exercise.

     In the event of a disposition of shares acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the employee has held the shares. If the employee does not dispose of the shares within two years after the incentive stock option was granted, or within one year after the incentive stock option was exercised and shares were purchased, then the employee must recognize only a long-term capital gain or loss. The Company is not entitled to any deduction under these circumstances.

     If the optionee fails to satisfy either of the foregoing holding periods, then he or she must recognize ordinary income in the year of disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is determined under the rules applicable to non-qualified options (see above). However, such ordinary income will in no event exceed the amount of the gain realized on the sale, provided that the disposition involves an arm's-length sale or exchange with an unrelated party. Any gain in excess of the amount taxed as ordinary income will be treated as capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

     The Spread under an incentive stock option is treated as an adjustment in computing alternative minimum taxable income ("AMTI") for the year of exercise. If a taxpayer's AMTI exceeds an exemption amount equal to $45,000 in the case of a married individual filing a joint return ($33,750 in the case of a single taxpayer), then the alternative minimum tax equals 26% of the first $175,000 of the excess and 28% of the taxable excess that exceeds $175,000, reduced by the amount of the regular federal income tax paid for the same taxable year. The exemption amount is subject to reduction in an amount equal to 25% of the amount by which AMTI exceeds $150,000 in the case of a married individual filing a joint return ($112,500 in the case of a single taxpayer). A subsequent disqualifying disposition of shares acquired upon exercise of an incentive stock option will eliminate the AMTI adjustment if the disposition occurs in the same taxable year as the exercise. A disqualifying disposition in a subsequent taxable year will not affect the alternative minimum tax computation in the earlier year.

     Payment of Option Exercise Price in Shares. To the extent an optionee pays all or part of the option exercise price of a non-qualified stock option by tendering shares of common stock owned by the optionee, the tax consequences described above apply except that the number of shares of common stock received upon such exercise which is equal to the number of shares surrendered in payment of the option price will have the same tax basis and holding periods as the shares surrendered. The additional shares of common stock received upon such exercise will have a tax basis equal to the amount of ordinary income recognized on such exercise and a holding period which commences on the day following the date of recognition of such income. Under proposed Treasury regulations, if an optionee exercises an incentive stock option by tendering shares of Company common stock previously acquired by the exercise of an incentive stock option that have not satisfied statutory holding period requirements, a disqualifying disposition will occur and the optionee will recognize income and be subject to other basis allocation and holding period requirements.

OPTIONS OUTSTANDING UNDER THE EMPLOYEE PLAN


     As of October 2, 2000, options were outstanding under the Employee Plan held by approximately 173 persons to purchase an aggregate of 3,291,143 shares of Company common stock at an average exercise price of $40.77 per share, and 109,467 shares were available for future grants of options under the Employee Plan. As of October 2, 2000, stock options under the Employee Plan were held by executive officers as follows: Paul F. Folino -- 768,786 shares; Ronald P. Quagliara -- 214,540 shares; Michael J. Rockenbach -- 147,484 shares; Kirk D. Roller -- 143,750 shares; Michael E. Smith -- 100,625 shares; all current executive officers as a group (nine persons) -- 1,696,438 shares; all current employees as a group (excluding executive officers)(approximately 156 persons) -- 1,588,293 shares. Directors or nominees for director who are not employees of the Company are not eligible to receive and have not been granted any options under the Employee Plan. In addition, no associate of any executive officer, director, or nominee for director has been granted any options under the Employee Plan. Executive officers of the Company are eligible to receive options under the Employee Plan. However, because no specific grants have been discussed or approved, the Company cannot now determine the number of options that may be granted to executive officers in the future as a result of the proposed amendment to the Employee Plan.



     The market price of the Company's common stock on October 2, 2000 was $109.625 per share.


VOTE REQUIRED FOR APPROVAL OF AMENDMENT OF THE EMPLOYEE PLAN

     Approval of the amendment of the Employee Plan requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present, or represented, and entitled to vote at the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF AMENDMENT OF THE EMPLOYEE PLAN.

              APPROVAL OF AMENDMENT OF THE 1997 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS


     In 1997, the Board of Directors adopted, and the stockholders approved, the Emulex Corporation 1997 Stock Option Plan for Non-Employee Directors (the "Director Plan").


     On October 5, 1999, the Board of Directors amended the Director Plan, to increase the number of shares covered by the plan by 200,000 shares. This amendment was approved by the stockholders of the Company at the 1999 Annual Meeting. (All share quantities have been restated to reflect the Company's stock splits and stock dividends to date).

THE AMENDMENT TO THE DIRECTOR PLAN


     On October 2, 2000, the Board of Directors amended the Director Plan, subject to approval of the Stockholders, to increase the number of shares covered by the plan by an additional 140,000 shares.


     In the event that the proposal to amend the Company's Certificate of Incorporation and effect a two-for-one stock split is approved by the stockholders at this Annual Meeting, the number of shares subject to the Director Plan and the options granted thereunder will be adjusted accordingly.

PURPOSE OF THE DIRECTOR PLAN

     The Director Plan is intended to increase the proprietary and vested interest of the non-employee directors of the Company in the growth and performance of the Company and to help enable the Company to continue to retain and attract highly qualified persons to serve as non-employee directors.

REASONS FOR AMENDMENT OF THE DIRECTOR PLAN

     The Board of Directors believes that the amendment of the Director Plan is necessary because the option grants and stock issuances under the Director Plan increase the proprietary and vested interest of the non-employee directors of the Company in the growth and performance of the Company and help enable the Company to continue to attract highly qualified persons to serve as non-employee directors.


DESCRIPTION OF THE DIRECTOR PLAN


     Following is a summary of the principal provisions of the Director Plan, qualified by reference to the complete text of the Director Plan, as so amended, a copy of which will be available at the Annual Meeting and can be obtained by writing to the Corporate Secretary, Emulex Corporation, 3535 Harbor Boulevard, Costa Mesa, CA 92626:

     Administration. The Board of Directors is authorized to administer the Director Plan in accordance with its terms; however, the Board shall have no discretion with respect to the selection of directors to receive options, the number of shares of common stock of the Company subject to any such options, or the exercise price thereof. The Board may, in its sole discretion, delegate any or all of its administrative duties to a committee of not fewer than two members of the Board.


     Eligibility. Each director of the Company shall be eligible to receive an option under the Director Plan only if such director (i) is not then an employee of the Company or any of its subsidiaries, and (ii) has not, within the period of three years immediately preceding such time, received any stock option, stock bonus, stock appreciation right or other similar stock award from the Company or any of its subsidiaries other than options granted to such director under the Director Plan or the Old Director Plan ("Eligible Director"). Only Eligible Directors may receive options under the Director Plan. There are currently five Eligible Directors -- Messrs. Cox, Downey, Goon, Lyle and Edwards.



     Shares Subject to the Director Plan. The aggregate number of shares of common stock of the Company which may be issued after October 2, 2000, the date of amendment of the Director Plan subject to stockholder approval, pursuant to exercise of options theretofore or thereafter granted under the Director Plan shall not exceed 740,000 shares (subject to adjustment pursuant to the "anti-dilution" provisions of the Director Plan). This represents an increase of 140,000 shares in the aggregate number of shares covered by the Director Plan prior to amendment. This amendment would allow the Company to issue in the future a maximum of 280,000 shares upon exercise of options which are now outstanding or which may be granted in the future.


     Grant, Term and Conditions of Options. The Director Plan provides that an option to purchase 60,000 shares of common stock of the Company shall be granted automatically to each Eligible Director upon the later to occur of (i) the date of adoption of the Director Plan by the stockholders, or (ii) the date on which such director first becomes an Eligible Director. In addition, on each yearly anniversary of the date of grant of the initial option to each Eligible Director, each such Eligible Director shall automatically be granted an additional option to purchase 20,000 shares of common stock. The options will be non-qualified stock options not eligible for the favorable tax consequences given to incentive stock options by Section 422 of the Code. The purchase price per share of the common stock of the Company issuable upon exercise of the option shall be 100% of the fair market value per share of such common stock. Payment for shares purchased on exercise of an option shall be made in either, (i) cash, (ii) in common stock of the Company having a fair market value (determined in the manner the exercise price of options is determined) equal to the aggregate exercise price of the shares being purchased, or (iii) by cashless exercise through the sale of the common stock underlying the option and remission to the Company of the aggregate exercise price from the proceeds of such sale. However, payment for exercises of less than 1,000 shares of common stock must be made in cash.


     No option granted under the Director Plan shall be exercisable after the expiration of the earlier of (i) ten years following the date the option is granted or (ii) one year following the date the optionee ceases to be a director of the Company for any reason.

     The initial options to purchase 60,000 shares granted under the Director Plan shall be exercisable as to one-third of the shares on each anniversary of the date the option is granted if the director to whom the option is granted is still a director of the Company on such anniversary. The subsequent options to purchase 20,000 shares shall be exercisable as to one-half of the shares on the six month anniversary of the date the option is granted and shall be exercisable for an additional one quarter of the shares on the nine month and one year anniversary of the grant date. No options may be granted under the Director Plan prior to the approval of the Director Plan by the stockholders of the Company.

     In the event of the death of an optionee, any option (or unexercised portion thereof) held by the optionee, to the extent exercisable by him or her on the date of death, may be exercised by the optionee's personal representatives, heirs, or legatees in accordance with the Director Plan. No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution, and during the lifetime of the individual to whom an option is granted it may be exercised only by such individual or such individual's guardian or legal representative.

     Mergers, Reorganizations and Changes in Control. In the event of a liquidation of the Company or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, any unexercised options previously granted under the Director Plan shall be deemed canceled unless the surviving corporation elects to assume the options or to use substitute options. However, if such options would otherwise be canceled, the optionee shall have the right, exercisable during a ten day period ending on the fifth day prior to such liquidation, merger or consolidation, to fully exercise the optionee's option in whole or in part without regard to any installment exercise provisions otherwise provided in the Director Plan. In the event of a change in control of the Company, as defined in the Director Plan, any unexercised option previously granted under the Director Plan which is not then already exercisable as to all of the shares subject to the option shall become exercisable upon such change in control as to all of the shares as to which the option is not already exercisable in addition to the shares, if any, as to which the option is already exercisable.

     Director Plan Amendment. The Director Plan may be terminated or amended by the Board as it shall deem advisable. Without the authorization and approval of the stockholders, however, the Board may not increase the total number of shares covered by the Director Plan, change the class of directors eligible to receive options under the Director Plan or materially increase benefits accruing to participants under the Director Plan.

     Terms of Director Plan. Unless sooner terminated by the Board in its sole discretion, the Director Plan will expire on October 31, 2007.

FEDERAL INCOME TAX CONSEQUENCES


     Only non-qualified options which are not intended to meet the incentive stock option requirements of Section 422 of the Code will be issued under the Director Plan. Under current federal income tax law, the grant of an option under the Director Plan will have no federal income tax consequences to the Company or the Eligible Director to whom it is granted. Generally, upon exercise of a non-qualified stock option granted under the Director Plan, the excess of the fair market value of the stock at the date of exercise over the option price (the "Spread") is taxable to the optionee as ordinary income. All such amounts taxable to an optionee are deductible by the Company as compensation expense. The deduction will be allowed for the taxable year of the Company in which the optionee includes an amount in income.

     Generally, the shares received on exercise of an option under the Director Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the optionee will recognize income on the date of exercise. The Company believes that the Director Plan will comply with the requirements of Section Rule 16b-3 of the Act and, as a result, there will be no risk of forfeiture. However, if the Director Plan were not to comply with Rule 16b-3 and the optionee is subject to Section 16(b) of the Act, the Section 16(b) restriction will be considered a substantial risk of forfeiture for tax purposes. Under current law, optionees who are either directors or officers of the Company will be subject to restrictions under Section 16(b) of the Act during their term of service and for up to six months after termination of such service. Thus, ordinary income will be recognized and the Spread will be measured on the first day on which the sale of such shares at a profit is no longer subject to restrictions under Section 16(b) of the Act. Income tax regulations provide that such day is six months (less one day) from the transfer date for such shares. However, the optionee is entitled to elect to recognize income on the date of transfer. Such election must be made within 30 days of the transfer of the shares to the optionee.

     The foregoing discussion, based upon federal tax laws now in effect, is not intended to cover all relevant tax aspects of the Director Plan.


OPTIONS OUTSTANDING UNDER THE DIRECTOR PLAN



     Prior to giving effect to the proposed amendment of the Director Plan, a total of 600,000 shares total of common stock were reserved for issuance under the Director Plan. As of October 2, 2000, an aggregate of 160,000 shares of common stock had been issued upon exercise of stock options granted under the Director Plan, options for a total of 300,000 shares at an average exercise price of $34.90 per share were outstanding and held by the five Eligible Directors, and the remaining 140,000 shares were available for grant.


VOTE REQUIRED FOR APPROVAL OF AMENDMENT OF THE DIRECTOR PLAN

     Approval of the amendment of the Director Plan requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present, or represented, and entitled to vote at the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF AMENDMENT OF THE DIRECTOR PLAN.

              APPROVAL OF ADOPTION OF EMPLOYEE STOCK PURCHASE PLAN


     On March 10, 2000 the Board of Directors adopted the Emulex Corporation Employee Stock Purchase Plan (the "Purchase Plan"). Subject to approval by the Company's stockholders, the Purchase Plan will be effective on January 1, 2001 (the "Effective Date"). The Purchase Plan authorizes the sale of up to 100,000 shares of the Company's common stock to participating employees ("Participants"). In the event that the proposal to amend the Company's Certificate of Incorporation and effect a two-for-one stock split is approved by the stockholders at this Annual Meeting, the number of shares subject to the Purchase Plan and the options granted thereunder will be adjusted accordingly.


PURPOSE OF THE PURCHASE PLAN

     The purposes of the Purchase Plan are to provide to employees an incentive to join and remain in the service of the Company and its subsidiaries, to promote employee morale and to encourage employee ownership of the Company's common stock by permitting them to purchase shares on favorable terms through payroll deductions. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code.

REASONS FOR ADOPTION OF THE PURCHASE PLAN

     The Purchase Plan was adopted and is recommended for approval by the Company's stockholders because the Board believes that enabling employees to purchase shares of common stock under the Purchase Plan will play an important role in the Company's efforts to both attract and retain employees of outstanding ability and to promote employee morale by offering them a chance to own an equity interest in the Company. The Board believes that the failure to approve the Purchase Plan by the stockholders will adversely impact the Company's future hiring and operating plans.

DESCRIPTION OF THE PURCHASE PLAN

     The following description of the Purchase Plan is qualified in all respects by reference to the Purchase Plan itself, the full text of which is attached as Appendix B.


     Eligibility. Every employee of the Company, including executive and other officers who are employees and all employees of any participating subsidiaries, who has completed 90 days of continuous employment with the Company and customarily works at least 20 hours per week will be eligible to participate in offerings made under the Purchase Plan. Employees of any present or future parent or subsidiary of the Company may also participate in the Purchase Plan in the discretion of the Board of Directors. As the Purchase Plan is not effective until January 1, 2001, no one is currently eligible to participate in the Purchase Plan. However, as of October 2, 2000, approximately 155 of our employees would have been eligible to participate if the Purchase Plan was effective as of such date.


     Under the Purchase Plan, no employee will be granted a right to purchase any common stock under the Purchase Plan (i) if immediately after such purchase the employee would own stock or hold outstanding options to purchase stock possessing in the aggregate 5% or more of the total combined voting power of all classes of stock of the Company, or (ii) if the grant would permit the employee to purchase stock which, when aggregated with purchases under all other employee stock purchase plans of the Company, would exceed $25,000 worth of common stock of the Company (determined using the fair market value of such stock at the time such right is granted) for any calendar year in which the right is outstanding at any time. A maximum of 5,000 shares may be purchased by a Participant in the Purchase Plan in any calendar year, subject to certain adjustment provisions specified in the Purchase Plan.

     Administration. The Purchase Plan will be administered by a committee of the Board of Directors appointed to administer the Purchase Plan (the "Administrator"), and if no such committee is appointed, the Administrator of the Purchase Plan will be the Board of Directors. The Board of Directors has appointed the Compensation Committee, which is comprised of two non-employee directors who are not eligible to participate in the Purchase Plan, to be the initial Administrator of the Purchase Plan. Subject to the provisions of the Purchase Plan, the Administrator has full authority to implement, administer and make all determinations necessary under the Purchase Plan. The Purchase Plan will be administered in a manner designed to ensure that any Participant's commencement or discontinuation of participation in the Purchase Plan or increase or decrease of payroll deductions will be effected in compliance with the exemptions from liability under Section 16(b) of the Securities Exchange Act of 1934 as set forth in Rule 16b-3 promulgated thereunder.

     Participation. An employee who has satisfied the eligibility requirements of the Purchase Plan may become a Participant upon his or her completion and delivery to the Company of an enrollment form authorizing payroll deductions. Eligible employees who elect to participate in an offering will purchase shares of common stock through regular payroll deductions in an amount of 0% to 10% of their compensation, as designated by each employee. For this purpose, "compensation" includes salary, annual bonus/incentive, annual profit sharing, overtime, lead premium, commissions and shift differential, but expressly excludes other forms of compensation such as relocation, housing, car allowances, phone allowances, sign-on bonuses and referral bonuses. The limitation to 10% of compensation may be increased or decreased from time to time in the discretion of the Administrator, but in no event will the maximum amount be increased to an amount in excess of 15% of compensation.

     The Company will establish and maintain a separate account for each Participant. All payroll deductions that are credited to a Participant's account under the Purchase Plan do not accrue any interest or earnings and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

     On January 1 and July 1 of each calendar year ("Grant Date"), the Company will grant to each eligible employee who has elected in writing to participate in the Purchase Plan a right to purchase, at the Purchase Price described below, that number of shares and partial shares of common stock that can be purchased by the Company at the Purchase Price with the amounts held in such employee's payroll deduction account. The common stock will be purchased on June 30 of each calendar year, if the Grant Date is January 1, and December 31 of each calendar year, if the Grant Date is July 1 (the "Purchase Date").


     Purchase of Common Stock. Shares of common stock will be purchased automatically on the Grant Date at a price equal to the purchase price determined by the Plan Administrator at the Grant Date. The purchase price may not be less than 85% of the fair market value of the shares on the Grant Date or 85% of the fair market value of the shares as of the Purchase Date, whichever is lower (the "Purchase Price"). The fair market value of the common stock under the Purchase Plan will be the closing sale price on the date of valuation on the Nasdaq National Market System or the principal stock exchange on which the Company's common stock is then listed or admitted to trading. If no closing sale price is quoted or no sale takes place on such day, then the fair market value shall be the closing sale price of the Company's common stock on the next preceding day on which a sale occurred. The fair market value of the Company's common stock on October 2, 2000 was $109.625 per share.


     A Participant may elect to have shares purchased under the Purchase Plan and issued directly to him or her. Unless the Participant's participation is terminated or the Participant directs the Company otherwise, shares will be purchased automatically on his or her behalf with all amounts held in his or her account on each Purchase Date at the Purchase Price. Any surplus cash remaining in the Participant's account on the Purchase Date after shares are purchased will be refunded to the Participant, without interest.

     Changes in Election and Withdrawal; Termination of Employment. A Participant may decrease the rate of payroll deductions one time during the applicable offering period (which shall be January 1 through June 30, if the Grant Date is January 1, and July 1 through December 31, if the Grant Date is July 1) ("Offering Period"). A Participant may terminate his or her participation in the Purchase Plan by signing and delivering to the Company a notice of withdrawal. Such withdrawal may be elected at any time before the end of the applicable Offering Period. As soon as practicable after such withdrawal, the payroll deductions credited to the Participant's account will be returned to the Participant, without interest. A participant's rights in the Purchase Plan are nontransferable other than by will and the laws of descent and distribution.

     Termination of a Participant's employment for any reason, including retirement, disability or discharge, immediately cancels his or her participation in the Purchase Plan. In such event, the payroll deductions credited to the Participant's account will be returned to such Participant or, in the case of death, to the Participant's beneficiary, without interest. However, upon termination of employment because of death, the Participant's beneficiary has certain rights to elect to exercise the option to purchase the shares that the accumulated payroll deductions in the Participant's account would purchase at the date of death. For purposes of determining the right to exercise on the Purchase Date, a Participant's employment will not be considered to terminate by reason of death or leave of absence taken in accordance with the Company's leave of absence policy, provided the leave of absence does not exceed five months or, if longer, during any period that a Participant's reemployment rights are guaranteed by law or by contract.

     Adjustment Upon Changes in Capitalization; Merger, Consolidation or Reorganization. A proportionate adjustment shall be made by the Plan Administrator in the number, Purchase Price, and kind of shares if the shares of Company's common stock are increased, decreased, or exchanged for different securities, through reorganization, merger, consolidation, recapitalization, re-classification, stock split, stock dividends or similar capital adjustment.

     Amendment and Termination of the Purchase Plan. Unless previously terminated, the Purchase Plan will terminate on December 31, 2010, or when all shares authorized for sale thereunder have been sold, whichever is earlier. The Board of Directors at any time may amend or terminate the Purchase Plan with respect to rights to purchase common stock under the Purchase Plan that have not already been granted. No amendment may be made to the Purchase Plan without prior approval of the stockholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, materially modify the eligibility requirements of the Purchase Plan, materially increase the benefits that may accrue to Participants under the Purchase Plan, extend the term of the Purchase Plan, alter the option price formula or cause the Purchase Plan to fail to meet the requirements to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code.

NEW PLAN BENEFITS


     Because participation in the Purchase Plan is voluntary, the Company cannot now determine the number of shares of Company common stock to be purchased by any of the Company's current executive officers, by all of the Company's current executive officers as a group or by the Company's non-executive employees as a group. Non-employee directors are not eligible to participate in the Purchase Plan.


SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF PURCHASE PLAN

     The following is a brief description of the federal income tax consequences of participation in the Purchase Plan. State and local income taxes, which may vary from locality to locality, are not discussed.

     No taxable income is recognized by a Participant either at the time of election to participate in an offering under the Purchase Plan or at the time any shares of Company common stock are purchased thereunder.

     If shares are disposed of at least two years after the Grant Date and at least one year after the Purchase Date or in the event of a Participant's death (whenever occurring) while owning such shares, then any excess of the fair market value of the shares at the Grant Date over the Purchase Price of the shares will be treated as ordinary income to the Participant. Any further gain upon such disposition will be taxed as long-term capital gain at the rates then in effect. If the shares are sold and the sale price is less than the Purchase Price, there is no ordinary income and the Participant will have a capital loss equal to the difference between the sale price and the Purchase Price. The ability of a Participant to utilize such a capital loss will depend on the Participant's other tax attributes and the statutory limitations on capital loss deductions (not discussed herein).

     If the shares are sold or disposed of (including any disposition by way of gift) before the expiration of two-years after the Grant Date or within one year after the shares are transferred to the Participant, then the excess of the fair market value of the shares on the Purchase Date over the Purchase Price will be treated as ordinary income to the Participant. This excess will constitute ordinary income for the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of shares is made. The balance of the gain will be taxed as capital gain at the rates then in effect. If the shares are sold for less than their fair market value on the Purchase Date, the same amount of ordinary income will be attributed to the Participant and a capital loss is recognized equal to the difference between the sale price and the value of the shares on such Purchase Date. As indicated above, the ability of the Participant to utilize such a capital loss will depend upon the Participant's other tax attributes and the statutory limitation on capital losses (not discussed herein).

     The Company is entitled to a deduction for amounts taxed as ordinary income to a Participant only to the extent that ordinary income must be reported upon disposition of shares by the Participant before the expiration of the holding periods described above.

VOTE REQUIRED FOR APPROVAL OF THE PURCHASE PLAN

     Approval of this proposal to adopt the Purchase Plan requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present, or represented, and entitled to vote at the

Meeting. If the proposal to approve such amendments is not approved by the stockholders, the Purchase Plan will not be implemented.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO ADOPT THE PURCHASE PLAN.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of KPMG LLP serves the Company as its independent public accountants at the direction of the Board of Directors of the Company. One or more representatives of KPMG LLP are expected to be present at the Meeting and will have an opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions.

     The Board of Directors recommends a vote "FOR" the ratification of the selection of KPMG LLP as the independent public accountants for the Company for fiscal year 2001. This matter is not required to be submitted for stockholder approval, but the Board of Directors has elected to seek ratification of its selection of the independent public accountants by the affirmative vote of a majority of the shares represented and voting at the Meeting.

     Notwithstanding the ratification by shareholders of the appointment of KPMG LLP, the Board of Directors may, if the circumstances dictate, appoint other independent accountants.

                COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Section 16 of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission and the Nasdaq National Market concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

     Based on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the 2000 fiscal year its officers, directors and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements.

                             STOCKHOLDER PROPOSALS

     Stockholders who wish to present proposals for action at the 2001 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than May 15, 2001, for inclusion in next year's proxy statement and proxy card.

                         ANNUAL REPORT TO STOCKHOLDERS

     The Annual Report to Stockholders of the Company for the fiscal year ended July 2, 2000, including audited consolidated financial statements, has been mailed to the stockholders concurrently herewith, but such Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

                                 OTHER MATTERS

     The Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their collective judgment.

                           ANNUAL REPORT ON FORM 10-K

     A copy of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Investor Relations, Emulex Corporation, 3535 Harbor Boulevard, Costa Mesa, California 92626. If Exhibit copies are requested, a copying charge of $0.20 per page will be made.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ MICHAEL J. ROCKENBACH
                                          Michael J. Rockenbach
                                          Vice President, Chief Financial
                                          Officer,
                                          Secretary and Treasurer

Costa Mesa, California
October 16, 2000

                                                                      APPENDIX A


                            CERTIFICATE OF AMENDMENT
                        OF CERTIFICATE OF INCORPORATION
                             OF EMULEX CORPORATION

     Emulex Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

     FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation, as amended, of the Corporation, declaring said amendment to be advisable and to be presented to the stockholders at the annual meeting of stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

     "RESOLVED, that, Article IV of the Corporation's Certificate of Incorporation, as previously amended, be further amended, without effect upon any stock designation heretofore filed, to read as follows:

                                   ARTICLE IV
                            AUTHORIZED CAPITAL STOCK

          The corporation is authorized to issue two classes of capital stock, designated Common Stock and Preferred Stock. The amount of total authorized capital stock of the corporation is 241,000,000 shares, divided into 240,000,000 shares of Common Stock, par value $0.10 per share, and 1,000,000 shares of Preferred Stock, par value $0.01 per share. Upon the effectiveness of this Amendment, each outstanding share of Common Stock, par value $0.10 per share, shall be split, converted and changed into two shares of Common Stock, par value $0.10 per share. The effective date of
     this Amendment shall be      p.m. (Eastern Standard Time) on
                         , 2000.

          The shares of Preferred Stock may be issued from time to time in one or more series. The board of directors is hereby authorized to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of any series of shares of Preferred Stock, including without limitation the dividend rate, conversion rights, redemption price and liquidation preference, of any such series, and to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series."

     SECOND: That thereafter, pursuant to resolutions of the Board of Directors, the proposed amendment was presented to the stockholders at the annual meeting of stockholders of the Corporation held on November 16, 2000, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Paul F. Folino, its President and Chief Executive Officer, and Michael
J. Rockenbach, its Vice President, Chief Financial Officer, Secretary and
Treasurer, this      day of             , 2000.

                                          By:
                                            ------------------------------------
                                            Paul F. Folino,
                                            President and Chief Executive
                                              Officer
Attest:

---------------------------------------------------------
Michael J. Rockenbach, Vice President,
Chief Financial Officer, Secretary and Treasurer

                                                                      APPENDIX B

                               EMULEX CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN

     1. PURPOSE AND TYPE OF OPTION

     1.1 Purpose of Plan. The purpose of the Plan is to provide employment incentives for, and to encourage stock ownership by, Employees of the Company in order to increase their proprietary interest in the success of the Company.

     1.2 Type of Option. The Options granted under the Plan are intended to qualify for favorable tax treatment under Code Section 421(a) pursuant to the terms of an employee stock purchase plan that satisfies the requirements of Code
Section 423(b).

     2. DEFINITIONS

     Whenever capitalized in the text, the following terms shall have the meanings set forth below.

     2.1  Account. The unfunded bookkeeping account established pursuant to
Section 3.5 hereof to record a Participant's contributions to the Plan.

     2.2 Base Compensation. The total cash salary or wages paid by the Company to an Employee during the calendar year with which or within which the Option Period ends and which is reportable as earnings subject to income tax on Form W-2, including salary, annual bonus and incentive payments, annual profit sharing bonus, overtime, lead premium, commissions and shift differential pay. Base Compensation does not include deferred compensation or Company contributions to any Employee benefit plan, but shall include salary deferral contributions under a Section 401(k) plan or salary reduction contributions to a cafeteria plan meeting the requirements of Section 125 of the Code that the Company maintains or in the future may maintain. Base Compensation shall also exclude:

          2.2.1 cash reimbursement of moving, relocation and temporary housing expenses, automobile allowances, telephone allowances, sign on bonuses, referral bonuses and educational reimbursements to the extent such reimbursements and allowances are subject to income tax and reportable on Form W-2;

          2.2.2 the taxable portion of any other statutory or nonstatutory fringe benefits (including any termination, severance or separation allowance paid coincident with or immediately following an Employee's termination of employment under a termination, severance or separation allowance plan, program, policy or arrangement, whether written or oral, sponsored, adopted or maintained by the Employer or under any agreement, whether written or oral, with the Employer), including, without limitation, group-term life insurance, to the extent such benefits are subject to income tax and reportable on Form W-2;

          2.2.3 income attributable to the exercise of any stock option or vesting of any stock award to the extent such property transfers are subject to income tax pursuant to Code Section 83 and reportable on Form W-2.

     2.3  Board. The Board of Directors of the Company.

     2.4  Code. The Internal Revenue Code of 1986, as amended.

     2.5 Common Stock. The shares of the $.10 par value per share common stock of the Company.

     2.6 Company. Emulex Corporation, a Delaware corporation, as well as any Parent or Subsidiary corporations whose employees participate in the Plan with the consent of the Board.

     2.7 Continuous Employment. An Employee's employment by the Company without interruption. Employment shall not be considered interrupted because of:

          2.7.1 Transfers of employment between the Company and its Subsidiary or Parent corporations, or

          2.7.2  Any leave of absence approved by the Company.

     2.8 Employee. Any person, including officers and directors, employed by the Company. This term shall not include directors unless they are employed by the Company in a position in addition to their duties as a director.

     2.9 Eligible Employee. Any Employee who has satisfied the eligibility conditions of Section 3.1 below.

     2.10  Exchange Act. The Securities Exchange Act of 1934, as amended.

     2.11 Fair Market Value. For purposes of the Plan, the "fair market value" per share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges or the NASDAQ National Market System, the closing price per share on such date on the principal exchange on which it is traded or as reported by NASDAQ, or (b) if the Common Stock is not then listed on an exchange or the NASDAQ National Market System, the closing price per share on such date reported by NASDAQ, or if closing sales are not reported by NASDAQ, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on such date, or (c) if the Common Stock is not then listed on an exchange, the NASDAQ National Market System or quoted on NASDAQ, an amount determined in good faith by the Plan Administrator.

     2.12 Insider. A Participant who is an officer, director or more than ten percent (10%) shareholder subject to the provisions of Section 16 of the Exchange Act.

     2.13 Non-Employee Director. A member of the Board who is not an Employee of the Company, any Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

     2.14  Option. A stock option granted pursuant to the Plan.

     2.15 Option Period. Six-month periods from January through June 30 and July 1 through December 31 of each calendar year, or such other periods as the Plan Administrator may determine.

     2.16 Outside Director. A member of the Board who is not an Employee of the Company, any Parent or Subsidiary, who satisfies the requirements of such term as defined in Treas. Regs. sec. 1.162-27(e)(3).

     2.17  Plan. The Emulex Corporation Employee Stock Purchase Plan.

     2.18  Plan Administrator. The Board or the Committee designated pursuant to
Section 6.2 hereof to administer, construe and interpret the terms of the Plan.

     2.19 Participant. An Eligible Employee who has been granted an Option under the Plan.

     2.20 Parent. Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if at the time in question, each of the corporations (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     2.21  Stockholders. The holders of outstanding shares of the Common Stock.

     2.22 Subsidiary. Any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if at the time in question, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     3. ELIGIBILITY AND PARTICIPATION

     3.1  Eligibility.

          3.1.1  All Employees of the Company:

             (a) Who have completed a period of Continuous Employment of at least 90 days prior to the date Options are granted under the Plan, and

             (b) Whose customary employment exceeds twenty (20) hours per week, shall be eligible to participate in the Plan.

          3.1.2 No Employee may be granted an Option if the Employee would immediately thereafter own, directly or indirectly, five percent (5%) or more of the combined voting power or value of all classes of stock of the Company or of a Parent or Subsidiary corporation.

          3.1.3 For purposes of Section 3.1.2 above, an Employee's ownership interest will be determined in accordance with the provisions of Section 424(d) of the Code.

     3.2  Payroll Withholding.

          3.2.1 Eligible Employees may enroll as Participants by executing, prior to the commencement of each Option Period, a form to be provided by the Plan Administrator on which they may designate:

             (a) The portion of their Base Compensation, not to exceed 10%, to be deducted each payroll period and contributed to their Accounts for the purchase of shares of Common Stock (the "withholding credit"), and/or

             (b) The amount of funds, if any, which they will deposit at the beginning of the Option Period for the purchase of shares of Common Stock (the "initial deposit credit").

             (c) The maximum amount that may be applied to the exercise of the Option after being credited to a Participant's Account pursuant to
        Section 3.2.1(a) and Section 3.2.1(b) shall not in the aggregate exceed 10% of Base Compensation. From time to time, in its sole discretion, the Plan Administrator may increase or decrease the maximum percentage, but not in excess of 15% of Base Compensation.

          3.2.2 Except as provided herein or in Section 4.1.5 hereof, once a payroll withholding amount is elected, the periodic payroll deduction withholding credits for that Option Period cannot be decreased or increased without terminating the Option. However, pursuant to rules and procedures prescribed by the Plan Administrator, a Participant who is on an approved unpaid leave of absence may make additional contributions to make up any contributions that the Participant failed to make while on a Company-approved unpaid leave of absence if the Participant returns to active employment and contributes those amounts before the end of the Option Period during which the leave of absence began. In addition, a Participant who is an employee whose Base Compensation is primarily based on commissions, who has one or more payroll periods in which the Participant's commission income is less than the amount of the periodic payroll deduction withholding credit elected by the Participant, may make additional contributions to make up any shortfall, if the Participant contributes those amounts before the end of the Option Period. A failure to make up such a contributions shortfall by the end of the Option Period shall be treated as an election, pursuant to Section 4.1.5 hereof, to cease future contributions.

     3.3  Limitations.

          3.3.1 Notwithstanding anything herein to the contrary, the maximum limit on the right to purchase shares of Common Stock during any Option Period shall not exceed the lesser of: (a) twelve thousand five hundred dollars ($12,500) per Option Period, or (b) 250 shares of Common Stock per Option Period, subject to adjustment pursuant to Section 5.2 hereof; provided, however, that if the Option Period is a length of time other than six months, the limitation set forth in this Section 3.3.1 shall be adjusted such that on an annual basis (pro rated for the actual Option Period) the maximum limit on the right to purchase shares of Common Stock during any calendar year shall not exceed the lesser of: (a) twenty-five thousand dollars ($25,000) per calendar year, or (b) 500 shares of Common Stock per calendar year, subject to adjustment pursuant to Section 5.2 hereof.

          3.3.2 This limitation shall apply to the Participant's right to purchase Common Stock under the Plan and under all other employee stock purchase plans described in Section 423 of the Code that are maintained by the Company and its Subsidiary and Parent corporations.

          3.3.3 This dollar limitation applies to the Fair Market Value of Common Stock (determined at the time the Option is granted) for the Option Period in which the Option is outstanding.

          3.3.4 This limitation shall be applied in a manner consistent with the provisions of Section 423(b)(8) of the Code.

     3.4  Granting of Options.

          3.4.1 Upon the Employee's completion and return of the enrollment form, the Plan Administrator will, at the commencement of the Option Period, grant an Option to allow the Participant to purchase the number of whole shares of Common Stock specified by the administrator in the Option. Each participant will be entitled to an Option to purchase the same number of shares. However, the exercise of the of the Option by any Participant will be limited to such number of whole shares of Common Stock that can be purchased by the amount calculated pursuant to Section 4.2 hereof.

          3.4.2 The price at which each share covered by an Option may be purchased will in all instances be determined by the Plan Administrator, but shall be no less than the lesser of

             (a) Eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the first day of the applicable Option Period; or

             (b) Eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the last day of the applicable Option Period (the "Exercise Date").

          3.4.3 Options shall be evidenced by an agreement between the Participant and the Company in a form approved by the Plan Administrator.

     3.5  Establishment of Accounts.

          3.5.1 All amounts contributed by the Participant to the Plan (whether by means of payroll withholding or a lump sum advance contribution) will be credited to a separate Account maintained for the Participant.

             (a) The Accounts will not bear interest and a Participant will not be entitled to any interest on the Account when the Option is terminated.

             (b) The Plan Administrator shall prescribe the rules and procedures, as it deems necessary or appropriate, regarding the handling of Participant contributions and, in its sole discretion, may deposit such contributions in a passbook account or other investment in the name of the Company maintained at any institution.

          3.5.2 A Participant may not withdraw any portion of the funds accumulated in his or her Account without terminating his or her Option pursuant to Section 4.1, below.

     4. OPTIONS

     4.1  Termination of Options.

          4.1.1 An Option shall terminate upon the Participant's voluntary withdrawal from the Plan. A Participant may withdraw from the Plan at any time prior to the last day of the Option Period by submitting written notice to the Plan Administrator.

          4.1.2 An Option also shall terminate automatically if the Participant holding the Option ceases to be employed by the Company for any reason (including disability or retirement) prior to the last day of the Option Period.

          4.1.3 For purposes of Section 4.1.2 above, a Participant's employment will not be considered to have been terminated by reason of death or a leave of absence taken in accordance with the Company's leave of absence policy, provided the leave of absence does not exceed five (5) months or, if longer, so long as the Participant's right to reemployment with the Company is guaranteed either by statute or contract (the "Term Expiration Period"). If the leave of absence exceeds the Term Expiration Period, the Participant will be deemed to have ceased to be employed on the first day following the end of the Term Expiration Period. In the event of death, the Option shall be exercisable to the extent of the amounts credited to the deceased Participant's Account. The Option may be exercised by the representative of the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Option is exercisable based on the credits to the Participant's Account.

          4.1.4 Upon any termination of an Option, all amounts credited to the Participant's Account shall be refunded to the Participant.

          4.1.5 A Participant may make a single election during an Option Period to cease future payroll withholding without terminating the Option with respect to the number of whole shares equal to:

             (a) the withheld amounts credited to the Participant's Account;

             (b) divided by the Fair Market Value of one share of Common Stock on the first day of the Option Period.

     4.2  Exercise of Options.

          4.2.1 Unless terminated prior to the last day of the Option Period, Options granted at the commencement of an Option Period will be exercised automatically on the last day of the Option Period for such number of whole shares of Common Stock that can be purchased by the amount calculated by:

             (a) The dollar amount of the periodic deductions credited to the Participant's Account attributable to amounts withheld from the Participant's Base Compensation for the payroll periods during the Option Period (the "withholding credit"),

             (b) Adding the withholding credit to the amount of funds (if any) deposited by the Participant with the Plan at the beginning of the Option Period (the "initial deposit credit"), and

             (c) Dividing the sum of the withholding credit and the initial deposit credit by the Fair Market Value of one share of Common Stock on the first day of the Option Period.

          4.2.2 As soon as practicable after the last day of the Option Period, a Participant shall receive a certificate for the whole number of shares of Common Stock purchased by the funds from the Participant's Account.

          4.2.3 If the amount credited to the Participant's Account on the date of purchase exceeds the total purchase price of the shares subject to the Option, the surplus shall be refunded to a Participant as soon as reasonably practicable after the end of the applicable Option Period.

          4.2.4 If at any time during an Option Period a Participant ceases receiving compensation from the Company without terminating employment (e.g., while on a Company-approved leave of absence or during a period for which no commissions are paid), and, as a result, the amount in the Participant's Account at the end of the Option Period is insufficient to purchase all the shares covered by the Option granted to the Participant, as many whole shares as can be purchased out of the contributed funds will be acquired. The balance of the funds, if any, shall be refunded to the Participant.

          4.2.5 Except as provided in Section 3.2.2, payment for shares to be purchased at the termination of the Option Period may only be made from funds:

             (a) Deposited at the beginning of an Option Period, and/or

             (b) Accumulated through payroll deductions made throughout the Option Period.

     4.3 Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will and the laws of descent and distribution. During the lifetime of a Participant, an Option may be exercised only by the Participant.

     5. COMMON STOCK

     5.1  Shares Subject to Plan.

          5.1.1 The maximum number of shares of Common Stock which may be issued under the Plan is 100,000 shares, subject to adjustment in certain circumstances as provided in Section 5.2 below.

          5.1.2 If any outstanding Option is terminated for any reason, the shares allocated to the Option may again become subject to purchase under the Plan.

          5.1.3 The Common Stock issuable under the Plan may either be previously unissued Common Stock or may have been reacquired by the Company in the open market or otherwise.

          5.1.4 If at any time the number of shares for which Options are to be granted under the Plan pursuant to Participants' designation exceeds the number of remaining shares then available under the Plan, the Plan Administrator shall make pro rata adjustments to Participants' designations in a uniform manner. Written notice of any the adjustments shall be given to each affected Participant.

     5.2 Adjustment Upon Changes in Capitalization. A proportionate adjustment shall be made by the Plan Administrator in the number, price, and kind of shares subject to outstanding Options if the outstanding shares of Common Stock are increased, decreased, or exchanged for different securities, through reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividends, or similar capital adjustment.

     6. PLAN ADMINISTRATION

     6.1 Administration by Board. Subject to Section 6.2, the Plan Administrator shall be the Board of Directors of the Company (the "Board") during such periods of time as all members of the Board are Outside Directors. Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, to determine the timing and manner of the grant of the Options, to determine the exercise price, the number of shares covered by and all of the terms of the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The Plan Administrator may, in its absolute discretion, without amendment to the Plan, accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

     6.2 Administration by Committee. The Board may, in its sole discretion, delegate any or all of its duties as Plan Administrator and, subject to the provisions of Section 6.1 of the Plan, at any time the Board includes any person who is not an Outside Director, the Board shall delegate all of its duties as Plan Administrator during such period of time to a compensation committee (the "Committee") of not fewer than two (2) members of the Board, all of the members of which Committee shall be persons who, in the opinion of counsel to the Company, are Outside Directors and Non-Employee Directors, to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business, as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

     6.3 Exceptions. Anything to the contrary notwithstanding, the requirements in Sections 6.1 and 6.2 that all members of the Committee be Non-Employee Directors and Outside Directors shall not apply for any period of time during which the Company's Common Stock is not registered pursuant to Section 12 of the Exchange Act. Those provisions of the Plan that make express reference to Rule 16b-3 under the Exchange Act shall apply only to reporting persons.

     6.4 Indemnification of the Plan Administrator. To the extent permitted by law, the Certificate of Incorporation of the Company, the Bylaws of the Company and any indemnity agreements between the Company and its directors or employees, the Company shall indemnify each member of the Board and of the Committee comprising the Plan Administrator, and any other employee of the Company with duties under the Plan, against expenses (including reasonable attorneys fees and any amount paid in settlement) reasonably incurred in connection with any claims against him or her by reason of conduct in the performance of duties under the Plan.

     7. MISCELLANEOUS MATTERS

     7.1 Uniform Rights and Privileges. Except for the limitations of Section 3.3, the rights and privileges of all Participants under the Plan must be the same.

     7.2  Rights as a Stockholder.

          7.2.1 No person shall have any stockholder rights with respect to shares covered by an Option until a stock certificate for the shares is issued and delivered to the person.

          7.2.2 No adjustments will be made for cash dividends or other rights for which the record date is prior to the date of the exercise of the Option.

     7.3 Application of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to Options shall be used for general corporate purposes.

     7.4  Amendment and Termination.

          7.4.1 The Board may at any time alter, amend, suspend, or terminate the Plan with respect to any shares not already subject to Options.

          7.4.2 No amendment may be adopted without the approval of the Stockholders that would:

             (a) Materially increase the benefits accruing to Participants in the Plan,

             (b) Increase the number of shares that may be issued under the Plan,

             (c) Materially modify the requirements as to eligibility for participation,

             (d) Extend the term of the Plan,

             (e) Alter the option price formula, or

             (f) Cause the Plan to fail to meet the requirements to qualify as an "employee stock purchase plan" under Section 423 of the Code.

     7.5  Interpretation.

          7.5.1 If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan will be construed and enforced as if the provision had not been included in it.

          7.5.2 Unless the context clearly indicates otherwise, the masculine gender shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

          7.5.3 Section headings are for convenient reference only and shall not be deemed to be part of the substance of this instrument or in any way to enlarge or limit the contents of any Section.

     7.6  Stockholder Approval.

          7.6.1 No shares of Common Stock shall be issued under the Plan unless it shall have been approved by the stockholders of the Company within 12 months of the date of adoption. If the Plan is not approved by the Company's stockholders within that time period, the Plan and all Options issued under the Plan will terminate and all contributions will be refunded to the Participants together with any interest earned thereon.

          7.6.2 This approval by the Company's stockholders must relate to both:

             (a) The aggregate number of shares to be granted under the Plan, and

             (b) The corporations whose employees may be Participants in the Plan.

     7.7 No Right to Employment. Neither the adoption of the Plan nor the granting of any Option shall confer upon any Employee any right to continued employment, nor shall it interfere in any way with the right of the Company terminate the employment of any Employee at any time, with or without cause.

     7.8 Governing Law. The Plan and all actions taken under it shall be governed by and construed in accordance with the laws of the state of California.

     8. EFFECTIVE DATE AND TERM OF PLAN

     8.1 Effective Date. The effective date of this Plan shall be January 1, 2001, subject to the approval of Stockholders of the Company within 12 months of the date of adoption. No options granted under the Plan will be effective until the Stockholders of the Company have approved the Plan.

     8.2 Term of Plan. Unless sooner terminated by the Board in its sole discretion, the Plan will expire on December 31, 2010.

PROXY

                               EMULEX CORPORATION
                             3535 HARBOR BOULEVARD
                          COSTA MESA, CALIFORNIA 92626

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Fred B. Cox and Paul F. Folino as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated on the reverse side, all the shares of common stock of Emulex Corporation held of record by the undersigned at the close of business on October 2, 2000, at the Annual Meeting of Stockholders to be held on November 16, 2000, or any adjournment thereof.

                           -- FOLD AND DETACH HERE --

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

Please mark you votes [X] as indicated in this example.

1. ELECTION OF DIRECTORS              (INSTRUCTION: To withhold authority to
                                      vote for any individual nominees, mark the box next to the nominee's name below):

   FOR all nominees                 WITHHOLD
   listed to the right              AUTHORITY           [ ] Fred B. Cox           [ ] Paul F. Folino
   (except as marked       to vote for all nominees     [ ] Michael P. Downey     [ ] Robert H. Goon
   to the contrary)           listed to the right       [ ] Bruce C. Edwards      [ ] Don M. Lyle

2. AMENDMENT OF THE CERTIFICATE OF INCORPORATION

   FOR      AGAINST      ABSTAIN
   [ ]        [ ]          [ ]

3. APPROVAL OF AMENDMENT OF THE EMPLOYEE STOCK OPTION PLAN

   FOR      AGAINST      ABSTAIN
   [ ]        [ ]          [ ]

4. APPROVAL OF AMENDMENT OF THE 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE
   DIRECTORS

   FOR      AGAINST      ABSTAIN
   [ ]        [ ]          [ ]

5. APPROVAL OF ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN

   FOR      AGAINST      ABSTAIN
   [ ]        [ ]          [ ]

6. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

   FOR      AGAINST      ABSTAIN
   [ ]        [ ]          [ ]

7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                      Dated:                              , 2000
                                            ------------------------------


                                      ------------------------------------------
                                                      Signature

                                      ------------------------------------------
                                               Signature if held jointly


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing
                                      as attorney, executor, administrator,
                                      trustee, or guardian, please give full
                                      title as such. If a corporation, please
                                      sign in full corporate name of the
                                      President or other authorized officer. If a partnership, please sign in partnership name by authorized name.